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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2003

Phosphate Resource Partners Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9164 (Commission File Number)	72-1067072 (I.R.S. Employer Identification No.)

100 South Saunders Road
Lake Forest, Illinois 60045
(847) 739-1200
(Address and telephone number, including area code, of principal executive offices)

Item 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

        On December 23, 2003, we issued a joint press release with IMC Global Inc. (NYSE: IGL) announcing that IMC Global is considering making a proposal to merge one of its affiliates with us with each publicly held partnership unit of ours being converted into 0.2 shares of IMC common stock. The press release also announced the granting of proxies to IMC Global by Alpine Capital, L.P., Keystone, Inc. and The Anne T. and Robert M. Bass Foundation to be voted in favor of such a transaction if pursued. Please see Exhibit 99.1 for a copy of the press release which is incorporated herein by reference.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 23, 2003, "IMC Global Considers Making Proposal to Phosphate Resource Partners Limited Partnership and Acquires Voting Rights from Alpine Capital, L.P."

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Phosphate Resource Partners Limited Partnership
By:	PRP-GP LLC Its Administrative Managing General Partner
/s/ ROBERT M. QUALLS Robert M. Qualls Vice President and Chief Financial Officer (on behalf of the Registrant and as Chief Financial Officer)

Date: December 29, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated December 23, 2003, "IMC Global Considers Making Proposal to Phosphate Resource Partners Limited Partnership and Acquires Voting Rights from Alpine Capital, L.P."

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  Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
EXHIBIT INDEX